COMMON SHARES	12 Months Ended
Dec. 31, 2016
Common Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
COMMON SHARES
COMMON SHARES

	Number of Shares	Amount
	(thousands)	(millions of Canadian $)

Outstanding at January 1, 2014	707,441	12,149
Exercise of options	1,221	53
Outstanding at December 31, 2014	708,662	12,202
Exercise of options	737	30
Repurchase of shares	(6,785)	(130)
Outstanding at December 31, 2015	702,614	12,102
Issued under public offerings[1]	156,825	7,752
Dividend reinvestment and share purchase plan	2,942	177
Exercise of options	1,683	74
Repurchase of shares	(305)	(6)
Outstanding at December 31, 2016	863,759	20,099

1	Net of underwriting commissions and deferred income taxes.
Common Shares Issued and Outstanding
The Company is authorized to issue an unlimited number of common shares without par value.
Common Share Public Offering and Subscription Receipts
On April 1, 2016, the Company issued 96.6 million subscription receipts to partially fund the Columbia acquisition at a price of $45.75 each for gross proceeds of approximately $4.4 billion. Holders of subscription receipts received one common share in exchange for each subscription receipt on July 1, 2016 upon closing of the Columbia acquisition. Holders of record at close of business on April 15, 2016 and June 30, 2016 received a cash payment per subscription receipt that was equal in amount to dividends declared on each common share. For the year ended December 31, 2016, $109 million of dividend equivalent payments on these subscription receipts was recorded as Interest expense.
On November 16, 2016, the Company issued 60.2 million common shares at a price of $58.50 each for gross proceeds of approximately $3.5 billion. Proceeds from the offering were used to repay a portion of the US$6.9 billion acquisition bridge facilities which were used to partially fund the closing of the Columbia acquisition.
Dividend Reinvestment and Share Purchase Plan
Effective July 1, 2016, the Company re-initiated the issuance of common shares from treasury under its Dividend Reinvestment and Share Purchase Plan (DRP). Under this plan, eligible holders of common and preferred shares of TransCanada can reinvest their dividends and make optional cash payments to obtain TransCanada common shares. Commencing with dividends declared on July 27, 2016, common shares will be issued from treasury at a discount of two per cent.
Common Shares Repurchased
On November 19, 2015, the Company received approval from the Toronto Stock Exchange (TSX) for a normal course issuer bid (NCIB) allowing it to repurchase, for cancellation, up to 21 million of its common shares representing three per cent of its then issued and outstanding common shares. Under the NCIB, which expired on November 22, 2016, the Company purchased these common shares through the facilities of the TSX, the New York Stock Exchange and other designated exchanges and published markets in both Canada and the U.S., or through off-exchange block purchases by way of private agreement.
In January 2016, the Company repurchased 305,407 of its common shares at an average price of $44.90 for a total of $14 million and these shares had a weighted average cost of $6 million. The difference of $8 million between the total price paid and the weighted average cost was recorded in Additional paid-in capital.
In December 2015, the Company repurchased 6,784,738 of its common shares at an average price of $43.29 for a total of
$294 million and these shares had a weighted average cost of $130 million. The difference of $164 million between the total price paid and the weighted average cost was recorded in Additional paid-in capital.
Basic and Diluted Net Income/(Loss) per Common Share
Net income/(loss) per common share is calculated by dividing Net income/(loss) attributable to common shares by the weighted average number of common shares outstanding. The higher weighted average number of shares for the diluted earnings per share calculation is due to options exercisable under TransCanada's Stock Option Plan.

Weighted Average Common Shares Outstanding
(millions)	2016	2015	2014

Basic	759	709	708
Diluted	760	709	710

Stock Options

	Number of Options (thousands)	Weighted Average Exercise Prices	Weighted Average Remaining Contractual Life (years)
Options outstanding at January 1, 2016	9,834	$46.63
Options granted	2,479	$48.44
Options exercised	(1,683)	$38.92
Options Outstanding at December 31, 2016	10,630	$48.28	4.2
Options Exercisable at December 31, 2016	5,957	$46.09	3.1

At December 31, 2016, an additional 13,630,114 common shares were reserved for future issuance under TransCanada's Stock Option Plan. The contractual life of options granted is seven years. Options may be exercised at a price determined at the time the option is awarded and vest 33.3 per cent on the anniversary date in each of the three years following the award. Forfeiture of stock options results from their expiration and, if not previously vested, upon resignation or termination of the option holder's employment.
The Company used a binomial model for determining the fair value of options granted applying the following weighted average assumptions:

year ended December 31	2016	2015	2014

Weighted average fair value	$5.67	$6.45	$5.54
Expected life (years)	5.8	5.8	6.0
Interest rate	0.7%	1.1%	1.8%
Volatility[1]	21%	18%	17%
Dividend yield	4.9%	3.7%	3.8%
Forfeiture rate	5%	5%	5%

1	Volatility is derived based on the average of both the historical and implied volatility of the Company's common shares.
The amount expensed for stock options, with a corresponding increase in Additional paid-in capital, was $15 million in 2016 (2015 – $13 million; 2014 – $7 million).
The following table summarizes additional stock option information:

year ended December 31	2016	2015	2014
(millions of Canadian $, unless otherwise noted)

Total intrinsic value of options exercised	31	10	21
Fair value of options that have vested	126	91	95
Total options vested	2.1 million	2.0 million	1.7 million

As at December 31, 2016, the aggregate intrinsic value of the total options exercisable was $86 million and the total intrinsic value of options outstanding was $130 million.
Shareholder Rights Plan
TransCanada's Shareholder Rights Plan is designed to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value in the event of a takeover offer for the Company and to encourage the fair treatment of shareholders in connection with any such offer. Attached to each common share is one right that, under certain circumstances, entitles certain holders to purchase two common shares of the Company for the then current market price of one.